Annual Meeting Presentation

Safe Harbor Statement 1 This presentation may contain forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk Co mmunications, Inc. Forward- looking statements are based largely on expectations and project ions about events and Future trends and are subject to numerous assumptions, risks and uncert ainties, which change over time. Forward-looking statements can be identified by terminology such as “anticipate,”“believe,” “could,”“could increase the likelihood,”“estimate,”“expect, “intend,”“is planned,”“may,”“should,” “will,”“will enable,”“would be expected,”“look forward," “may provide,”“would”or similar terms, variations of such terms or the negative of those terms. Elephant Talk’s actual results could differ materially from those anticipated in forward -looking statements and you should not place any undue reliance on such forward -looking statements. This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on curre ntly available information; however, management's assumptions and the Company ’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could caus e actual results to differ materially from expectations. Factors that could cause actual pe rformance to differ from these forward-looking statements include the risks and uncertainties disclosedin Elephant Talk’s filings with the SEC. Elephant Talk ’s filings with the SEC are accessible on the SEC ’s website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Value Proposition ▪Empower Mobile Network Operators (MNO’s) such as T-Mobile, Vodafone and KPN, and their Virtual Operators/Business Verticals through our integrated mobile enabling platform; providing & managing a whole range of applications (“customized mobile services”) using networked embedded technology to make them better, safer, cheaper, easier to manage, and more reliable & secure. ▪Save Mobile Networks Operators and their Virtual Operators/ Business Verticals money by providing an integrated software interface that substantially reduces their operating costs, while providing higher service levels. ▪Patented technology saves money for banks and financial institutions by significantly reducing credit card and online fraud: contract with Visa Europe allows them to integrate this technology into their platform. ▪Building up one-stop shop for full Mobile Cloud Management and Security. 2

Elephant Talk’s Mobile Enabling Platform AFully Integrated Mobile Cloud Services Delivery Platform ▪ Seamless integration of all network elements and applications, by using standard IP-based communication protocols. Fully IP ready! ▪ Enables completely new business models, yielding a broader rangeof sales and marketing opportunities with a very short time to market. ▪ Thereby providing a much more efficient way to manage and monetize mission critical apps through mobile network embedded applications ▪ Opens the mobile voice, data & signaling networks to a variety of “new to the cloud”industries, creating new mobile cloud services & distribution verticals ▪ Let the Mobile Operator regain the mobile value chain, ultimately bringing mission critical controls, lower costs, better margins and most importantly security 3

Expensive, Out of Control Problem: Legacy Telco IT Back Office Set Up 20 to 40 Software Programs to handle CRM, Billing, Fulfillment, Distribution & Customer Care from Multiple Vendors MOBILE VIRTUAL NETWORK OPERATORS Private Label Phone Customers MOBILE NETWORK OPERATORS HLR MOBILE NETWORK OPERATORS (MNO’s) ▪ High capital costs in hardware and software patches ▪ High operational expenses ▪ Multiple connections to vendors and clients ▪ 20 to 40 Software Programs, Multiple Vendors ▪ Slow clients implementation 6-12 months PRIVATE LABEL OPERATORS (MVNO’s) ▪ Substantial telecommunication expertise required ▪ High upfront investments in hardware and software systems ▪ Long implementation lead time to market Legacy Set Up Data Voice Signaling 4

The Cost Saving & Control Solution

Eliminating vendors, providing one set of software


MOBILE NETWORK OPERATORS
Data
Voice
Signaling
CRM & Billing
Logistics
Customer Care
Elephant Talk - MVNE
ET Boss: INTELLIGENT MOBILE PLATFORM
MOBILE VIRTUAL NETWORK OPERATORS
Private Label Phone Customers

ELEPHANT TALK'S SOLUTION

MOBILE NETWORK OPERATORS

- **Provide 75% or more reduction in cost for operations**
- **Provides reduction in capital expenditures**
- One-time implementation (3 months)
- Increases volume of network traffic and revenues without cannibalizing existing subscribers
- Full IP base signaling SIB & SIGTRAN

PRIVATE LABEL OPERATOR BUSINESS VERTICALS

- **Provide 50% or more reduction in cost for operations**
- **Installed in max 6 weeks versus at least 6 months for competitors**
- Allows customers to focus on marketing & sales
- Easy to use

Integrates data, voice and messaging – hides complexity; like other leading software middleware providers, ET reduces over 20 telecommunication software systems to just 1 platform

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6 Elephant Talk Platform Enables completely new business models ▪ Elephant Talk provides the full Mobile Enabling Platform that isthe technological liaison between the Mobile Operatorand the Virtual Operators/Business Verticals ▪ Elephant Talk provides the Platform in a SaaS Model, Software asa Service Supermarket/Digital Services Money/Loyalty Management Supermarket/Digital Services Money/Loyalty Management Fast Moving Consumer Goods Advertising/Loyalty/Payment Fast Moving Consumer Goods Advertising/Loyalty/Payment Health Maintenance/Lifestyle Remote Monitoring/Intervention Health Maintenance/Lifestyle Remote Monitoring/Intervention Consumer Mobile Banking Financial Services & Payment Consumer Mobile Banking Financial Services & Payment Elephant Talk delivers all back-office activities, from radio access to CRM and billing while Virtual Operators/Business Verticalscan focus on maximizing marketing efforts, sales, distribution and customer care & fulfillment

Platform Components

Verticals seamlessly combine any module

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA
- Radio Network LTE

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	SIM Logistics	Online Rating & Charging	1-to-1 Communication
STP	Multi-IMSI	Prepaid	M2M
IN	Multi-MSISDN	Postpaid Billing	Voice Mail
SMS	Number Porting	Invoicing	Promotions Package
WAP	Lawful Intercept	Fraud management	Parents Control
GGSN	OTA SIM & Handset	Reporting	Healthcare
MMS	Roaming (CAP-Callback)	Self-Service	Contactless
USSD	Deep Packet Inspection	UI/API CRM Provisioning	mPayment
IVR	Video-Call	Credit Check	m-Banking
4G (LTE-DECT-Wi-Max-IMS)	Premium Messaging	Multi-Channel Top-Up	mCommerce / Loyalty

MVNO

- Marketing
- Distribution
- Sales
- Customer Care

Roadmap

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Operating Support System
Bringing all functionalities together

- ET Boss gives flexibility and a dynamic feature set, that ensures rapid, low-cost deployments
- ET Boss contains the modules that handle the major business processes for ET and partners
  - CRM
  - Billing
  - Payment
  - Provisioning
  - Self Care
  - Sales & Marketing
  - Revenue Assurance
  - Control
- If needed Satellite Modules are tailored to specific customer requirements



ET-BOSS
CRM
Self Care
Sales & Marketing
Payment
Revenue Assurance
Provisioning
Control
Billing
Trouble Ticketing
Customer Management
Data Mining & Profiling
Mobile
Carrier (Pre)Select
Premium Rate & Toll Free Services
Prospect Management
Sales Management
Analyzer
Credit Card
Direct Debit
PayPal
Credit Management
Credit Control
Fraud Management
Routing Analysis
Switches
HLR (mobile)
Porting
Dashboard
Reporting
Quality Analysis
Quality Control
Rating Management
Bill Mediation
Invoicing

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Handset will be Channel of Choice Easily & securely managed through the mobile cloud Our phones phone network can be used for: Gate Admissions, EZPass/Sunpass, Couponing, Cashless Tickets, Vending Machines, Grocery Stores, etc. 9

Enhanced Value Proposition Enables Verticals to Expand their Value Chain Customized Mobile Services For Business Verticals Foundation Expanded Services Barrier to Entry Increasing Margins Land Line Services Mobile & Wireless Connectivity Custom Mobile Svcs 0% 40+% 10

Trust & Security will be Key Absolute Requirement for the Digital Economy TRUST Identification Non-Repudiation Confidentiality Access Control Authentication Integrity Register a user: verify name, Member ID, etc and assign a unique User ID Check privileges of authenticated entity: Allow or deny access to specific applications, data, or functions. Prevent access by unauthorized entities: Encryption. Verify that data has not changed: Message digests or “checksums”. Prove authorship and integrity of transactions in audit Validate that User ID belongs to user who presented it: Passwords, tokens, digital certificates. 11

ValidSoft/ET Cloud Security Model 5 Basic Elements ▪The 3 basic pilars to secure the Cloud: •Authentication: Who are you? (Expertise of ValidSoft) •Authorization: What are you allowed to do? (several providers) •Data Integrity: Is data communication safe? (several providers) ▪If you execute these 3 elements at the highest possible standards, one should still assume things may go wrong; a double check will always be required: •Verification: Is it indeed correct? (Expertise of ValidSoft) ▪To manage all of this you need a management system: •Cloud Management Platform (Expertise of Elephant Talk) 12

Recurring Revenue Model ▪Both Elephant Talkand its subsidiary ValidSoft are focused on a recurring revenue model, following a trend among customers: • From Capex to Opex, freeing up resources • From Fixed to Variable Cost; “pay as you go” • From Complicated, Part Solutions to One Stop Shop Solutions ▪Elephant Talk will on average charge $1/month/subscriber • Margin approximately 100% ▪ValidSoft will charge $0.07-0.22 per transaction verification, depending on volume • Margin approximately 50-60% 13

Addressable Markets

- Elephant Talk and ValidSoft are positioned to address global, sizeable markets with managed software solutions
  - Elephant Talk Managing the Network Embedded Mobile Cloud:
    - 900 Mobile Operators with a growing group of Virtual Operators
    - Up to 8B handset SIM's & up to 50B M2M SIM's
  - ValidSoft Securing the Cloud:
    - Who you are & What you are authorized to do
    - Data Tansmission Integrity & Transaction Verification
    - T's of remote access sessions and data sessions
    - 350B transactions/year going up to > 1000B with NFC

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Acquisition Strategy Strenghtening Elephant Talk’s offering through: –Geographical footprint expansion –Acquiring profitable revenue streams –Acquiring relevant MNO/MVNO customers –Improving offering & margins by replacing older MVNE Platforms –Attracting key management, staff and expertise Strenghtening ValidSoft’s offering through: –Expansion of IP within the 5 element model of Authentication, Authorization, Data Integrity, Verification, Admin –Expansion of sales, marketing and distribution capabilities to key markets –Attracting key management, staff and expertise 15

Revenue Development 16 Mobile & Security Solutions revenues grew 97% 1 st half of 2011 versus 2 nd half of 2010 Revenue Jan 1 –Jun 30 2011 July 1 –Dec 31 2010 Change 1 st Half 2011 - 2 nd Half 2010 Legacy Landline Business $13,838,888 $17,337,587 $(3,498,699) Mobile & Security Solutions $2,460,102 $1,245,627 $1,214,475 Total $16,298,990 $18,583,214 $(2,284,224)

Margin Development 17 Margins in Mobile & Security Solutions grew 129% Margin Jan 1-Jun 30 2011 Jul 1 –Dec 31 2010 Change 1 st Half 2011 – 2 nd Half 2010 Legacy Line Business $265,833 $808,383 $(542,551) Mobile & Security Solutions $1,918,782 $838,007 $1,080,775 Cost of Network $(937,788) $(795,446) $(142,342) Total $1,246,827 $850,944 $395,883 2011(1 st half of the year) and 2010(2nd half of the year) include ValidSoft figures

Improved Balance Sheet 18 Equity from negative $6m to a positive $37m

Increase in Employees 154 Full Time 19 Increase in full-time employees of 23% to facilitate the growth expectations in Q4 of 2011 and Q1 2012

Share Price Appreciation 20 ▪ We believe investors received a strong return on investment in ETAK • $100,000 into the 2009 offering is now worth appr. $400,000* • $100,000 in the 2010 offering is now worth appr. $345,000* * Based upon closing price at August 19, 2011 ($ 2.70)

Market Cap Appreciation 21 Market Cap increased from $50 million in January 2010 to approximately $350 million today

22 Listing on NYSE Amex ▪ We now believe we meet the requirements to be listed on NYSE Amex • Rijkman Groenink, former CEO ABN AMRO Bank and Jacques Kerrest, former CFO Equant, Virgin Media and Active-Identity, were appointed this year which creates a majority independent board • The 2010 $1.50 PIPE warrants were called and provided proceeds of approximately $10 million ▪ Based on the improved balance sheet and improving margins our auditor (BDO) has removed our “Going Concern” ▪ Application submitted to NYSE Amex

JV Agreement with MECO MECO is a $ 300m+ international telecom operator ▪ Elephant Talk entered into a JV agreement with MECO to invest and install ET’s Mobile Platform in 9 European markets and Canada ▪ ET retains 51% and keeps management control ▪ JV’s pay ET Group for the exclusive use of IP/Software/Know How ▪ JV’s pay for Capex and Opex for the set-up & installation MVNE Platform ▪ MECO subsidiary Geo will start in each market (including non-JV ET markets) an MVNO operation with a sizeable budget ▪ Clear advantages for Elephant Talk: • Leverage towards Mobile Operators for attractive conditions • Immediate start of MVNO operations with a sizeable budget • Limited investment risk 23

Short Term Milestones ▪ Migration of 600,000 sims for Vodafone Spain ▪ Contract with Visa Europe entering into final stage ▪ Additional migrations in Spain ▪ Further develop markets in Netherlands, Spain, Belgium, Saudi Arabia ▪ Build out of the MECO JV’s; contracting MNO’s ▪ Acquisition of MNO contracts, link with managed services for MVNO’s ▪ Turning strong prospects (in for example Brazil Colombia, Mexico, Chile, Turkey, Italy, Germany and United Kingdom) into revenue generating contracts ▪ Establish stronger relationships with telco equipment/service vendors ▪ Globally launch ValidSoft 24

ValidSoft –Mission Statement 25 “Securing all transaction channels, Using leading edge telecommunication-based Solutions”

ValidSoft Principles 26 ▪ Provide protection across all customer facing channels; digital,voice and card ▪ Security is far more than a necessary evil and a cost of providing banking services ▪ Simple, strong security also allows: • Empowerment of the banking customer through the use of self- service • Enablement of the business through the provision of self-service ▪ Security must be flexible and risk aware; a layered approach is critical to achieve effectiveness ▪ Security must be easy and pragmatic; a failure to embrace is a failure ▪ Every channel must have a lowest, common denominator; ours is the mobile phone ▪ Security, and its benefits, must improve the customer experience

ValidSoft -Functionality 27 Internet Banking Multi-Channel Support Phone Banking M-Banking Contact Centre Card-present Card-not-present

VALid®Overview 28 World’s first commercially available 4-factor authentication solution: Phone based Out-of-Band 2-factor plus: Location Support (Jurisdiction Authentication) Voice Biometric Support (ValidSoft IP) Completely risk-based so can use any combinations in a completely layered fashion.

VALid®Overview 29 Note: Voice Biometrics IP owned by ValidSoft and based on Alize (EU funded initiative). In NIST trials ValidSoft results compared favourably with leading commercial providers. Configurable down to the transaction level

ElephantTalk

ValidSoft Attains 2nd Privacy Seal

- Self-Certification solution, VALid-4F™, accredited with European Privacy Seal in August 2011
- Directly applicable to European Government solution
- Fully automated self-certification process, over mobile phone, to confirm eligibility to services/benefits;
- Only Security Software company accredited with two European Privacy Seals – we comply to the highest privacy standards
- Our solution are compliant with European Privacy and Data Protection legislation – We are unique
- EuroPriSe states "Government organisations can be assured that ValidSoft meets the most rigorous measures"

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VALid-POS®Overview 31 Card-present Solution –VALid-POS® Invisible detection and automated resolution for both cross-border and domestic transactions VALid®provides the resolution

VALid-POS®Overview 32 Customer Cardand Customer Cell Phone in Proximity 1 Proximity can be determined, anonymously, to a high degree of granularity, in a fraction of a second! 1 proximityn. The state, quality, sense, or fact of being near or next; closeness

Adeptra –Strategic Partner 33 ▪ In the business of automated, fully interactive two-way consumer communications since 1996 ▪ Focus on Servicing, Fraud Processing, Marketing and Collections Management; ▪ Majority of the world’s leading consumer finance organizations including: • Leading North American card issuers • Leading 10 UK card issuers • 4 of the top 5 Australian card issuers ▪ In October 2000, Adeptra secured approximately $40 million in a second-round funding. Deutsche Bank Venture Partners led the round; ▪ HQ in US with offices in EMEA and APAC

ValidSoft’s Investors Highlights ▪ Signed commercial partnership with Adeptra, world leading organization currently servicing major international and leading financial institutions. ValidSoft positioned as the leading provider of fraud preventionsolutions in the financial services industry worldwide ▪ Second European Privacy Seal for its VALid-4F™solution. Only Security Software Company in the world to be certified to EuroPriSe standards ▪ Project with Visa Europe and European Government Agency Welfare Recipient Self-Certification Project and Partnership progressing well ▪ Progressing commercial discussions concerning VALid-POS®solution for card fraud prevention ▪ Major investment in IP –recent Patents filed for SIM Card Swap detection and Call Forward Detection ▪ Successful trial with leading international bank with 100% success in the identification of both legitimate and fraudulent transactions ▪ Commercial discussions underway with major banks 34

35 Thank You ▪ Steven van der Velden steven.vandervelden@elephanttalk.com Schiphol Boulevard 249 1118 BH Schiphol The Netherlands Phone: +31 20 653 59 16 www.elephanttalk.com North American Office ▪ Steve Gersten Tampa, Florida steve.gersten@validsoft.com Phone: (813)334-9745 www.validsoft.com ▪ Alliance Advisors, LLC Alan Sheinwald, President Phone: (914) 669-0222 asheinwald@allianceadvisors.net